UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

CENTRAL VIRGINIA BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.

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CENTRAL VIRGINIA BANKSHARES, INC.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”), which will be held on Tuesday, April 25, 2006, at 10:00 a.m., at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

(1)

to elect three directors for a term of three years and two directors for a term of two years,

(2)

to approve CVB’s 2006 Stock Incentive Plan,

(3)

to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2006, and

(4)

to transact such other business as may properly come before the Meeting and any adjournments thereof.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting.  Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope.  If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Ralph Larry Lyons

RALPH LARRY LYONS

President and

Chief Executive Officer

Powhatan, Virginia

April 3, 2006

CENTRAL VIRGINIA BANKSHARES, INC.

2036 New Dorset Road

P.O. Box 39

Powhatan, Virginia  23139-0039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 25, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”) will be held at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, on April 25, 2006, at 10:00 a.m. for the following purposes:

(1)

to elect three directors for a term of three years and two directors for a term of two years and until their successors are elected and qualified,

(2)

to approve CVB’s 2006 Stock Incentive Plan,

(3)

to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2006, and

(4)

to transact such other business as may properly come before the Meeting and any adjournments thereof.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

The Board of Directors has fixed the close of business on March 16, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elwood C. May

Elwood C. May

Acting Secretary

Powhatan, Virginia

April 3, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 25, 2006

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $1.25 par value per share (“Common Stock”), of Central Virginia Bankshares, Inc. (“CVB”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CVB to be used at the Annual Meeting of Shareholders to be held on April 25, 2006, at 10:00 a.m. at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the “Annual Meeting”).

The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of CVB’s soliciting materials) are being mailed to CVB’s shareholders is April 3, 2006.  In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone.  The cost of soliciting proxies will be borne by CVB.

The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the director nominee and “for” proposals II and III. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the A nnual Meeting and any adjournment or postponement thereof and will not be used for any other meeting. CVB is not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement.  However, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

Only shareholders of record at the close of business on March 16, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 2,287,946 shares of Common

Stock issued and outstanding.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  There are no rights of appraisal or similar rights of dissenters under Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting.  CVB had no other class of equity securities outstanding at the Record Date.

PROPOSAL I

ELECTION OF DIRECTORS

Election of Directors; The Nominee

The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at nine.  On May 17, 2005, the Board of Directors increased the size of the board from eight directors to nine.  They then appointed Roseleen P. Rick, William C. Sprouse, Jr. and Phoebe P. Zarnegar to two seats that had previously been vacated by retiring directors and the new director position, respectively. Charles B. Goodman retired from the Board of Directors effective as of January 31, 2006. The Board of Directors appointed Larry D. Wallace to fill this vacancy on February 21, 2006. On March 17, 2006, Mr. Charles W. Binford, regretfully, passed away.  Mr. Binford had served as a director since 1973 and the Board and CVB are grateful for his thirty-three years of steadfast and valuable service.  The Board has not filled Mr. Binford’s seat on the Board at this time, but intends to do so in accordance with CVB’s Articles of Incorporation and Bylaws.

The members of each class are to be elected for a term of three years and until their successors are elected and qualified.  One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

Class A 2006(1)	Class C 2007	Class B 2008
Elwood C. May	John B. Larus	Ralph Larry Lyons
Larry D. Wallace	James T. Napier	Roseleen P. Rick(2)
Phoebe P. Zarnegar		William C. Sprouse, Jr.(2)

___________________

(1)

The Board of Directors has nominated these directors for election to the Board of Directors for a three-year term expiring in 2009 and until their successors are elected and qualified.

(2)

The Board of Directors has nominated these directors for election to the Board of Directors for a two-year term expiring in 2008 and until their successors are elected and qualified.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of Elwood C. May, Larry D. Wallace, Roseleen P. Rick, William C. Sprouse, Jr. and Phoebe P. Zarnegar, the nominees listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board.  The nominees listed above have consented to be nominated and to serve if elected, and the Board knows no reason why the nominees would be unable to serve if elected.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority.  Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” ELWOOD C. MAY, LARRY D. WALLACE, ROSELEEN P. RICK, WILLIAM C. SPROUSE, JR. AND PHOEBE P. ZARNEGAR.

The Board of Directors

There is set forth hereafter as to each director nominee and each remaining director who will continue to serve certain information, including age and principal occupation.  The year shown for initial election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank, a wholly-owned subsidiary of CVB (the “Bank”).  Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 57, has been a director since 1983.

Mr. Lyons is President and Chief Executive Officer of CVB and the Bank and Vice Chairman of the Board of Directors.

Elwood C. May, 65, has been a director since 1973.

Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

John B. Larus, 77, has been a director since 1973.

Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank.  He is a managing partner of Stony Point Estates.

James T. Napier, 53, has been a director since 1997.

Mr. Napier is President of Napier, Realtors ERA which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond.  Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

Larry D. Wallace, 61, has been a director since February 2006.

Mr. Wallace is the founder and President of Sartox, LLC, a developer of computer software for public school, manufacturing and distribution markets.

Roseleen P. Rick, 64, has been a director since May 2005.

Ms. Rick is a partner at Troutman Sanders, LLP, a law firm in Richmond, Virginia, where she serves as the leader of the Multifamily Housing Practice Group.

William C. Sprouse, Jr., 52, has been a director since May 2005.

Mr. Sprouse is President of E. B. Sprouse Co. and Cumberland Building Supply, Inc., one of the largest private businesses in Cumberland County, Virginia.

Phoebe P. Zarnegar, 59, has been a director since May 2005.

Ms. Zarnegar is a CPA and the principal of the firm Farrell & Zarnegar, Certified Public Accountants.

Executive Officers Who Are Not Directors

Charles F. Catlett, III (age 57) is Senior Vice President and Chief Financial Officer.  Prior to joining CVB in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in the Investments, Management Accounting, Corporate Accounting and Internal Audit departments.  Mr. Catlett has over 30 years of banking experience.

F. William Kidd (age 59) is a Senior Vice President and the Cashier of the Bank.  Mr. Kidd has been with CVB since 1983 and is presently responsible for the information technology and operations areas of the Bank.  Mr. Kidd also serves as the security officer for CVB.

Leslie S. Cundiff (age 57) is Senior Vice President and Senior Credit Officer. Prior to joining CVB in March 2004, she was Senior Vice President and Statewide Site Manager for the Business Lending Group of Wachovia Bank, the successor by merger in 2001 to First Union.  Mrs. Cundiff has over 20 years experience in the commercial lending areas of portfolio risk management, credit underwriting, loan approval, client marketing, and relationship management.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth information as of March 20, 2005, regarding the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers and by all directors and executive officers as a group.  For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

Name	Common Stock Beneficially Owned(1)	Percent of Class(2)

Charles F. Catlett, III Leslie S. Cundiff John B. Larus (3) Ralph Larry Lyons (4) Elwood C. May (5) James T. Napier Roseleen P. Rick William C. Sprouse, Jr. Larry D. Wallace Phoebe P. Zarnegar	10,986 0 48,984 45,144 16,763 7,560 400 663 500 600	* -- 2.10% 1.94% * * * * * *
All present executive officers and directors as a group (11 persons)	137,075	5.89%

____________________

*Less than one percent (1%)

 (1)

Amounts include the following shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 20, 2006: Mr. Catlett—3,303; Mr. Larus—6,300; Mr. Lyons—13,393; Mr. May—8,269; Mr. Napier—6,615; and 40,452 held by all executive officers and directors as a group.

(2)

Based on 2,287,946 shares of Common Stock issued and outstanding on March 20, 2006.

(3)

Includes 13,230 shares owned by Mr. Larus’ wife.

(4)

Includes 5,535 shares owned by Mr. Lyons and his wife as joint tenants, and 4,244 shares owned by his wife.

(5)

Includes 5,106 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

The table below lists each person or group, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, known by us to be the beneficial owner of more than 5% of our outstanding common stock as of March 20, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Charles J. Moore (2) The Banc Funds Company, L.L.C. Banc Fund V L.P. Banc Fund VI L.P. Banc Fund VII L.P. 208 S. LaSalle Street Chicago, IL 60604	142,694	6.2%

____________________

(1)

Based on 2,287,946 shares of Common Stock issued and outstanding on March 20, 2006.

(2)

According to a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006, Banc Fund V L.P. (“BF V”) beneficially owns 57,431 shares of Common Stock, Banc Fund VI L.P. (“BF VI”) beneficially owns 64,003 shares of Common Stock, and Banc Fund VII L.P. (“BF VII”) beneficially owns 21,260 shares of Common Stock, (collectively, the “Reporting Persons”).  The general partner of BF V is MidBanc V L.P. (“MidBanc V”), whose principal business is to be a general partner of BF V.  The general partner of BF VI is MidBanc VI L.P. (“MidBanc VI”), whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P. (“MidBanc VII”), whose principal business is to be a general partner of BF VII.  MidBanc V, MidBanc VI, and MidBanc VII are Illinois limited partnerships.  The general partner of MidBanc V, MidBanc VI, and MidBanc VII is The Banc Funds Company, L.L.C., (“TBFC”), whose principal business is to be a general partner of MidBanc V, MidBanc VI, and MidBanc VII.  TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore.  Mr. Moore has been the manager of BF V, BF VI, and BF VII, since their respective inceptions.  As manager, Mr. Moore has voting and dispositive power over the securities of the issuer held by each of those entities.  As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the Partnership entities directly and indirectly controlled by TBFC.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders.  The Board held 13 meetings in the year ended December 31, 2005.  For such year, none of CVB’s directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during the period they served as a director.

Independence of the Directors

The Board of Directors has determined that the following seven individuals of its eight current members are independent as defined by the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”): Messrs. Larus, May, Napier, Sprouse and Wallace and Mmes. Rick and Zarnegar.  In reaching this conclusion, the Board of Directors considered that CVB and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of CVB and its subsidiaries.  The Code addresses such topics as compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of CVB’s Code of Ethics is posted on CVB’s website at www.centralvabank.com.  Printed copies of the Code are available to any shareholder upon written request to the Secretary of CVB, P.O. Box 39, Powhatan, Virginia 23139-0039.

Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee.

Audit Committee.  The Audit Committee consists of Messrs. May and Napier.  The Board of Directors intends to appoint a new member to the Audit Committee at its next meeting in April 2006 to fill the vacancy created when Mr. Binford passed away.  The Board in its business judgment has determined that each of Messrs. May and Napier is independent as that term is defined in the listing standards of Nasdaq.  CVB has not currently designated an “audit committee financial expert.”  The Audit Committee has, however, engaged the accounting firm of Keiter Stephens Hurst Gary & Shreaves to serve as a consultant to the Audit Committee.  The Board believes that with Keiter Stephens’ assistance the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls.  It reviews and accepts the reports of CVB’s independent auditors and federal examiners.  The Audit Committee met five times during the year ended December 31, 2005.

Compensation Committee.  The Compensation Committee consists of Messrs. Wallace, Sprouse and Ms. Rick.  The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the annual percentage increase in salary totals for all employees, including executive officers, and the salary and bonus amounts for the Chief Executive Officer.  The Compensation Committee met once during the year ended December 31, 2005.

Corporate Governance/Nominating Committee.  The Corporate Governance/Nominating Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors of CVB and monitors developments in, and makes recommendations to the Board concerning certain corporate governance practices.  The Committee operates under a written charter adopted by the Board in January 2004.  A copy of its charter is posted on CVB’s website at www.centralvabank.com.  Messrs. Larus and Sprouse and Ms. Zarnegar are the members of the Corporate Governance/Nominating Committee, and each of them is independent, as defined in the Nasdaq listing standards. The Corporate Governance/Nominating Committee met six times during the year ended December 31, 2005.

The Corporate Governance/Nominating Committee has set forth guidelines for the evaluation of potential nominees. These guidelines set forth standards by which potential nominees are to be evaluated, including the following:

•

the ability of the prospective nominee to represent the interests of the shareholders of CVB;

•

the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that CVB has established.  See “Shareholder Proposals.”

Annual Meeting Attendance

CVB encourages members of the Board to attend the annual meeting of shareholders.  All but one director attended the 2005 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Central Virginia Bankshares, Inc., P. O. Box 39, Powhatan, Virginia, 23139-0039.  Communications to the directors or the non-management directors as a group may be sent to the same address, c/o the Secretary of CVB.  CVB promptly forwards, without screening, all such correspondence to the indicated directors.

REMUNERATION

Summary of Cash and Certain Other Compensation

The following table shows, for the fiscal years ended December 31, 2005, 2004 and 2003, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the named executive officers of CVB in all capacities in which each served:

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Option Awards (#)	All Other Compensation ($)
Ralph Larry Lyons President, Chief Executive Officer and Director	2005 2004 2003	193,130 181,900 178,050	7,500 6,000 5,400	-- 1,000 1,250	110,658(1) 76,124(1) 67,951(1)
Charles F. Catlett, III Senior Vice President and Chief Financial Officer	2005 2004 2003	123,950 107,810 105,300	7,000 6,000 5,100	-- 750 750	54,618(2) 34,504(2) 31,005(2)
Leslie S. Cundiff Senior Vice President and Senior Credit Officer	2005 2004	116,050 77,385	6,000 4,500	-- --	16,839(3) 5,006(3)

________________

(1)

 “All Other Compensation” for Mr. Lyons includes for the years ended December 31, 2005, 2004 and 2003, respectively: (a) $13,000, $13,000 and $13,000 in directors’ fees, (b) $17,269, $15,067 and $14,590 representing total contributions to CVB’s Profit Sharing/Retirement Plan, (c) $7,763, $7,228 and $5,306 representing total contributions to CVB’s 401(k) Plan to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Mr. Lyons to such plan, (d) $12,592, $2,419 and $956 for group term life insurance, (e) $4,100, $4,100 and $3,889 for use of CVB’s vehicle, and (f) $55,934, $34,310 and $30,210 in contributions to the Supplemental Executive Retirement Plan.

(2)

 “All Other Compensation” for Mr. Catlett includes for the years ended December 31, 2005, 2004 and 2003, respectively: (a) $11,057, $8,870 and $8,687 representing total contributions to CVB’s Profit Sharing/Retirement Plan, (b) $4,914, $4,300 and $3,159 representing total contributions to CVB’s 401(k) Plan to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Mr. Catlett to such plan, (c) $1,222, $1,426 and $1,630 for group term life insurance, (d) $37,425, $19,908 and $17,529 in contributions to the Supplemental Executive Retirement Plan.

(3)

Ms. Cundiff was hired by CVB on March 19, 2004.  “All Other Compensation” for Ms. Cundiff includes for the years ended December 31, 2005 and 2004, respectively: (a) $10,413 and $1,596 representing total contributions to CVB’s Profit Sharing/Retirement Plan, (b) $4,094 and $1,078 representing total contributions to CVB’s 401(k) Plan to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Ms. Cundiff to such plan, (c) $2,332 and $2,332 for group term life insurance.

Stock Options

The named executive officers of CVB were not granted stock options in 2005. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2005. No stock options were exercised by the named executive officers during 2005.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Ralph Larry Lyons	13,393	0	$184,293	$0
Charles F. Catlett, III	3,303	0	$39,962	$0

 (1)

The value of in-the-money options at fiscal year end was calculated by determining the difference in the closing price of a share of Common Stock as reported on the Nasdaq Stock Market on December 31, 2005 and the exercise price of the options.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2005, with respect to compensation plans under which shares of CVB’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)

Equity Compensation Plans Approved by Shareholders	73,646	$14.41	43,884
Equity Compensation Plans Not Approved by Shareholders(2)	--	--	--

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

All equity compensation plans of CVB have been approved by its shareholders.

Compensation Committee Report on Executive Compensation

The Compensation Committee (the “Committee”), which is composed of the non-employee directors of CVB listed below, recommends to the Board of Directors of CVB the annual salary and any bonus to be paid to CVB’s Chief Executive Officer and the total percentage increase in salaries to be paid to other employees, including executive officers.  The Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

Compensation of Executive Officers.  The primary objective of CVB’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage CVB in a manner to promote its growth and profitability and advance the interest of CVB’s shareholders.  As such, the compensation program is designed to provide compensation that is reflective of both the individual’s and CVB’s performance in achieving its goals and objectives.

The elements of CVB’s compensation program include base annual salary, discretionary bonuses based on performance, and equity incentives through the grant of stock options under CVB’s 1998 Stock Option Plan.

The Committee recommends the annual percentage increase in total salary to be paid to all employees, including executive officers other than the Chief Executive Officer (as discussed below).  In establishing this increase, the Committee receives recommendations from the Chief Executive Officer and balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  Individual salaries of executive officers, within the salary increases approved by the Board of Directors, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer.

Each year, the Committee also considers the desirability of granting equity incentive awards under the CVB’s 1998 Stock Option Plan.  The Committee believes that grants of options focus CVB’s executive management on building profitability and shareholder value.  The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interests of management with shareholder value.  In fixing the grants of stock options to executive officers, other than the Chief Executive Officer (as discussed below), the Committee reviews with the Chief Executive Officer recommended individual awards, taking into account the respective scope of accountability and contributions of each executive officer.

Compensation of Chief Executive Officer. The compensation of the Chief Executive Officer is recommended by the Committee to the Board of Directors.  In making this recommendation for 2005, the Committee evaluated the performance of the Chief Executive Officer based on the financial performance of CVB, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee.  No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

Compensation Committee

Roseleen P. Rick, Chairperson

Larry D. Wallace

William C. Sprouse, Jr.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of CVB or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Directors’ Fees

Directors, including directors who are officers of CVB, receive a retainer of $1,000 each month, $500 for each Audit Committee meeting attended and $250 for each of the other committee meetings attended.

Certain Transactions

Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans.  It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future.  All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.  No such loan at December 31, 2005 was non-accruing, past due or restructured.  At December 31, 2005, the aggregate amount of loans outstanding to all directors and officers of the Bank and members of their immediate families, and corporations and firms with which these individuals are associated, was approximately $4,236,497.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CVB’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish CVB with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to CVB or written representation that no other reports were required, CVB believes that, during the 2005 year, all filing requirements applicable to its officers and directors were complied with, except for the following: Thomas R. Thornton, Jr. inadvertently filed late a Form 4 that reported the sale of common stock in March 2005 and Phoebe P. Zarnegar inadvertently filed late a Form 4 that reported the purchase of common stock in May 2005.

PERFORMANCE GRAPH

The following graph compares the cumulative shareholder return on our Common Stock for the last five fiscal years with the cumulative total stockholder return of companies comprising the Nasdaq Composite and the total shareholder return of companies comprising the SNL Southeast Bank Index.  The graph assumes an initial investment of $100 on December 31, 2000 in our common stock, the Nasdaq Composite and the SNL Southeast Bank Index, and the reinvestment of all dividends.

Central Virginia Bankshares, Inc.

		Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Central Virginia Bankshares, Inc.	100.00	122.01	176.04	301.24	355.39	350.52
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL Southeast Bank Index	100.00	124.58	137.62	172.81	204.94	209.78

PROPOSAL TWO

APPROVAL OF 2006 STOCK INCENTIVE PLAN

The Board of Directors has approved, and recommends that CVB’s shareholders approve, the Central Virginia Bankshares, Inc. 2006 Stock Incentive Plan (the “Plan”).  CVB’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in CVB.

The complete text of the Plan is attached to this Proxy Statement as Appendix A.  The following general description of the principal features of the Plan is qualified in its entirety by reference to Appendix A.

General Information

The Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to CVB and its subsidiaries who are designated by the Compensation Committee:

•

options;

•

stock appreciation rights (“SARs”);

•

stock awards;

•

performance share awards;

•

incentive awards; and

•

stock units.

The Compensation Committee will administer the Plan and may delegate all or part of its authority to one or more officers. However, the Compensation Committee may not delegate its responsibility with respect to individuals who are subject to Section 16 of the Exchange Act.  As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.

No determination has been made as to which persons eligible to participate in the Plan will receive awards under the Plan and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

If the shareholders approve the Plan, CVB will be authorized to issue under the Plan up to 100,000 shares of Common Stock, plus any shares remaining under the 1998 Incentive Plan.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that if there is a stock split, stock dividend or other event that affects CVB’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.

The Plan also provides that no award may be granted more than 10 years after the earlier of the date it is approved by CVB’s shareholders or the date it is adopted by CVB’s Board of Directors, which was February 21, 2006.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Compensation Committee on the date of grant, but may not exceed 10 years.  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, with shares of Common Stock or with a combination of cash and shares of Common Stock. If the agreement provides, payment may be made by CVB by withholding shares of Common Stock upon exercise to the extent permitted under applicable laws and regulations.  The Plan provides that a participant may not be granted options in a calendar yea r for more than 15% of the shares of Common Stock remaining available for issuance under the Plan.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Compensation Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 15% of the shares of Common Stock remaining available for issuance under the Plan.  For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards

CVB may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement.  The restrictions must include a period of restriction for at least three years unless the stock award is granted in connection with the settlement of performance shares, stock awards or an incentive award or in the case of a substituted award.  The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service. The Plan provides that no participant may be granted stock awards in any calendar year for more than 15% of the shares of Common Stock remaining available for issuance under the Plan.

Performance Share Awards

Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The performance period may be shortened and the administrator may adjust the performance objectives for all or part of the performance shares in connection with a participant’s termination of employment if the administrator finds that the circumstances of the particular case justify doing so.  To the extent that the performance shares are earned, CVB’s payment obligation may be settled in cash, shares of Common Stock, the grant of stock units, or a combination of cash and Common Stock.  The Plan provides that no participant may be granted performance share awards in a calendar year for more than 15% of the shares of Common Stock remaining available for issuance under the Plan.

Incentive Awards

Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year. The performance objectives that apply to an incentive award may be based on the performance criteria described below.  To the extent that incentive awards are earned, CVB’s obligation will be settled in cash, shares of Common Stock, the grant of stock units or a combination of the three. The Plan provides that no person may receive incentive award payments in any calendar year, based on a performance period of one year, of more than $50,000, or, based on any performance period longer than one year, of more than $4,167 times the number of months in the performance period.

Stock Units

The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.  The performance objectives that apply to a stock unit award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives. The Plan provides that no participant may be granted stock units in a calendar year for more than 15% of the shares of Common Stock available for issuance under the Plan.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:

•

cash flow and/or free cash flow (before or after dividends)

•

earnings per share

•

EBITDA

•

the price of Common Stock

•

return on equity

•

total shareholder return

•

return on capital (including return on total capital or return on invested capital)

•

return on assets or net assets

•

market capitalization

•

total enterprise value (market capitalization plus debt)

•

economic value added

•

debt leverage (debt to capital)

•

revenue

•

income

•

operating profit or net operating profit

•

operating margin or profit margin

•

return on operating revenue

•

cash from operations

•

operating ratio

•

cash flow per share

•

market share

•

capital expenditures

•

expense levels

Performance objectives may be established on a company-wide basis, on the basis of smaller units of CVB or relative to the performance of other companies.  Measurement of the performance objectives excludes the impact of certain unusual and non-recurring events on CVB’s financial statements.

Change of Control Provisions

The Plan provides that, in the event of a “Change of Control” (as defined in the Plan), unless the award is assumed, replaced or converted to the equivalent award by the continuing entity, all outstanding awards will become fully exercisable and the applicable restrictions on such awards will lapse.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to CVB of grants and awards under the Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. CVB will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an ISO; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, CVB may not deduct any amount in connection with the ISO.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. CVB will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, CVB will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Performance Share Awards

A participant generally will not recognize taxable income upon the award of performance share awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance share award.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. CVB generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to performance share awards.

Incentive Awards

A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  CVB generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  CVB generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Common Stock/Cash Payments

The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, CVB will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations.  The limit, however, does not apply to “qualified performance-based compensation.” CVB believes that grants of options and SARs under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by the shareholders. Stock awards, performance share awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above.  Grants and awards under the Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than as permitted under the Plan), (ii) the amendment changes the class of individuals eligible to become participants or (iii) such approval is required under any applicable law, rule or regulation.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.

Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE 2006 STOCK INCENTIVE PLAN.

PROPOSAL III

RATIFICATION OF THE APPOINTMENT OF AN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Yount, Hyde & Barbour, P.C., independent registered public accounting firm, to perform the audit of CVB’s financial statements for the year ending December 31, 2006. Yount, Hyde & Barbour, P.C., performed the audit of CVB’s financial statements for the year ended December 31, 2005.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives from Yount, Hyde & Barbour, P.C., will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C., AS CVB’S INDEPENDENT REGISTERED PUBLC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

AUDIT INFORMATION

The Board of Directors adopted a written charter under which the Audit Committee operates. A copy of the charter was included as an exhibit to CVB’s 2004 proxy statement.  The two members of the Audit Committee are independent as that term is defined in the Nasdaq listing standards.

On November 10, 2004, CVB’s independent registered public accounting firm, Mitchell, Wiggins & Company, LLP (“Mitchell Wiggins”), informed CVB that the firm had made a business decision that beginning January 1, 2005, they would no longer perform services as the external independent auditor for publicly traded companies registered with the Securities and Exchange Commission.  As a result, Mitchell Wiggins did not stand for re-appointment as CVB’s independent auditor for the fiscal year ending December 31, 2005.  Mitchell Wiggins also informed CVB that it intended to complete its audit of CVB’s financial statements for the fiscal year ending December 31, 2004.

Mitchell Wiggins’ report on CVB’s financial statements the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the year ended December 31, 2004 and through February 2, 2005, there were no disagreements with Mitchell Wiggins on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 15, 2005, CVB engaged Yount, Hyde & Barbour, P.C. as the Registrant’s independent auditor for the year ending December 31, 2005. The engagement of Yount, Hyde & Barbour, P.C. was recommended and approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years preceding and through March 15, 2005, CVB did not consult with Yount, Hyde & Barbour, P.C. regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on CVB’s financial statements or (2) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

Mitchell Wiggins audited our consolidated financial statements for the fiscal year ended December 31, 2004 and Yount, Hyde & Barbour, P.C. audited our consolidated financial statements for the fiscal year ended December 31, 2005.  The following information is furnished with respect to fees billed for professional services rendered to us by Mitchell Wiggins for the fiscal year ended December 31, 2004 and with respect to fees billed by Yount, Hyde & Barbour, P.C. for the fiscal year ended December 31, 2005.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees for professional services rendered for the audit of CVB’s annual financial statements for the fiscal years ended December 31, 2005, billed by Yount, Hyde & Barbour, P.C., and 2004, billed by Mitchell Wiggins, and for the review of the financial statements included in CVB’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $55,000 for 2005 and $57,900 for 2004.

Audit Related Fees

The aggregate fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of CVB’s financial statements and not reported under the heading “Audit Fees” above by Yount, Hyde & Barbour, P.C. for the fiscal year ended December 31, 2005 and by Mitchell Wiggins for the fiscal year ended December 31, 2004 were $5,800 and $0, respectively.  During 2005, such services included the audit of the automated clearing house functions (EastPay) of the Bank.

Tax Fees

The aggregate fees billed for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005 billed by Yount, Hyde & Barbour, P.C., and for the fiscal year ended December 31, 2004 billed by Mitchell Wiggins were $0 and $8,400, respectively.  During 2004, these services included preparation of federal and state income tax returns and tax accrual reviews.

All Other Fees

The aggregate fees billed for all other services rendered to CVB for the fiscal year ended December 31, 2005 billed by Yount, Hyde & Barbour, P.C. and for the fiscal year ended December 31, 2004 billed by Mitchell Wiggins totaled $0 and $2,243, respectively.  During 2004, such services included accounting consultation and other advisory services.

Pre-Approved Services

All audit related services, tax services and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Committee Report

Management is responsible for CVB’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of CVB’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CVB and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to CVB is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CVB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

James T. Napier, Chairman

Elwood C. May

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be included in the Proxy Statement and acted upon at the 2007 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of CVB, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than December 4, 2006.

CVB’s Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of CVB not less than 60 days and not more than 90 days prior to the date of the meeting.  Based upon an anticipated date of April 24, 2007 for the 2007 Annual Meeting of Shareholders, CVB must receive such notice no later than February 23, 2007 and no earlier than January 24, 2007.  Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters.  Any shareholder may obtain a copy of CVB’s Bylaws, without charge, upon written request to the Secretary of CVB.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of CVB’s Annual Report to Shareholders for the year ended December 31, 2005 accompanies this Proxy Statement.  Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039.  THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

CENTRAL VIRGINIA BANKSHARES, INC.

2006 Stock Incentive Plan

CENTRAL VIRGINIA BANKSHARES, INC.

2006 Stock Incentive Plan

Table of Contents

ARTICLE I DEFINITIONS		A-5
1.01	Accounting Firm	A-5
1.02	Administrator	A-5
1.03	Agreement	A-5
1.04	Award	A-5
1.05	Board	A-5
1.06	Change in Control	A-5
1.07	Code	A-6
1.08	Committee	A-6
1.09	Common Stock	A-6
1.10	Company	A-6
1.11	Control Change Date	A-7
1.12	Corresponding SAR	A-7
1.13	Exchange Act	A-7
1.14	Fair Market Value	A-7
1.15	Incentive Award	A-7
1.16	Initial Value	A-7
1.17	Option	A-7
1.18	Participant	A-7
1.19	Performance Criteria	A-8
1.20	Performance Shares	A-8
1.21	Plan .	A-8
1.22	SAR	A-8
1.23	Stock Award	A-8
1.24	Stock Unit	A-8
1.25	Subsidiary	A-9
ARTICLE II PURPOSES		A-9
ARTICLE III ADMINISTRATION		A-9
ARTICLE IV ELIGIBILITY		A-10
ARTICLE V STOCK SUBJECT TO PLAN		A-10
5.01	Shares Issued	A-10
5.02	Aggregate Limit	A-10
5.03	Reallocation of Shares	A-11

ARTICLE VI OPTIONS		A-11
6.01	Award .	A-11
6.02	Option Price	A-12
6.03	Maximum Option Period	A-12
6.04	Nontransferability	A-12
6.05	Transferable Options	A-12
6.06	Employment or Service	A-12
6.07	Exercise	A-12
6.08	Payment	A-13
6.09	Change in Control	A-13
6.10	Shareholder Rights	A-13
ARTICLE VII SARS		A-13
7.01	Award	A-13
7.02	Maximum SAR Period	A-14
7.03	Nontransferability	A-14
7.04	Transferable SARS	A-14
7.05	Exercise	A-14
7.06	Change in Control	A-14
7.07	Employment or Service	A-15
7.08	Settlement	A-15
7.09	Shareholder Rights	A-15
ARTICLE VIII STOCK AWARDS		A-15
8.01	Award	A-15
8.02	Vesting	A-15
8.03	Employee Status	A-15
8.04	Change in Control	A-16
8.05	Shareholder Rights	A-16
ARTICLE IX PERFORMANCE SHARE AWARDS		A-16
9.01	Award	A-16
9.02	Earning the Award	A-16
9.03	Payment	A-17
9.04	Shareholder Rights	A-17
9.05	Nontransferability	A-17
9.06	Transferable Performance Shares	A-17
9.07	Employment or Service	A-17
9.08	Change in Control	A-17
ARTICLE X INCENTIVE AWARDS		A-18
10.01	Award	A-18
10.02	Terms and Conditions	A-18
10.03	Payment	A-18
10.04	Nontransferability	A-18
10.05	Transferable Incentive Awards	A-19
10.06	Employment or Service	A-19
10.07	Change in Control	A-19
10.08	Shareholder Rights	A-19

ARTICLE XI STOCK UNITS		A-19
11.01	Award	A-19
11.02	Earning the Award	A-19
11.03	Payment	A-20
11.04	Nontransferability	A-20
11.05	Shareholder Rights	A-20
11.06	Change in Control	A-20
ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK		A-21
ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		A-21
ARTICLE XIV GENERAL PROVISIONS		A-22
14.01	Effect on Employment and Service	A-22
14.02	Unfunded Plan	A-22
14.03	Rules of Construction	A-22
14.04	Tax Withholding	A-22
ARTICLE XV AMENDMENT		A-22
ARTICLE XVI DURATION OF PLAN		A-23
ARTICLE XVII EFFECTIVE DATE OF PLAN		A-23

ARTICLE I

DEFINITIONS

1.01.      Accounting Firm

Accounting Firm means the independent accounting firm engaged to audit the Company’s financial statements.

1.02.      Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.03.      Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04.      Award

Award means an award of Performance Shares, or a Stock Award, Stock Unit, Incentive Award, Option or SAR granted to a Participant.

1.05.      Board

Board means the Board of Directors of the Company.

1.06.      Change in Control

Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

(a) The Company is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such resulting company or entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights; or

(b) The Company sells or otherwise transfers all or substantially all of its assets to another company or other legal entity, and as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such company or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such sale or transfer, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights; or

(c) Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(e) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares (“Outstanding Company Stock”), or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”), excluding, however, the following: (i) any acquisition directly from the Company other than the acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or

(f) Approval by the Board of Directors of the Company of a resolution that a Change in Control has occurred.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the recordholders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

1.07.      Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.      Committee

Committee means the Compensation Committee of the Board.

1.09.      Common Stock

Common Stock means the common stock of the Company.

1.10.      Company

Company means Central Virginia Bankshares, Inc.

1.11.      Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.      Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.      Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.      Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.15.      Incentive Award

Incentive Award means a cash-denominated Award which, subject to the terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock, Stock Units or a combination of cash, Common Stock and Stock Units from the Company or a Subsidiary.

1.16.      Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant if a SAR shall not be less than Fair Market Value on the date of grant. Except for an adjustment authorized under Article XIII, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

1.17.      Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.  An Option can be an Option that qualifies and is intended to qualify as an incentive stock option under Section 422 of the Code or an Option not so qualifying.

1.18.      Participant

Participant means an employee of the Company or a Subsidiary, a member of the Board or the board of directors of the Company or a Subsidiary or any consultant or advisor to the Company or a

Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.19.      Performance Criteria

Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share as defined by the Company, (c) EBITDA (as defined by the Company), (d) the price of Common Stock, (e) return on equity, (f) total shareholder return, (g) return on capital (including return on total capital or return on invested capital), (h) return on assets or net assets, (i) market capitalization, (j) total enterprise value (market capitalization plus debt), (k) economic value added (or equivalent metric), (l) debt leverage (debt to capital), (m) revenue, (n) income (including net income, operating income, pre or after-tax income or income from continuing operations), (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations , (s) operating ratio, (t) cash flow per share, (u) market share (v) capital expenditures, and (w) expense levels. Measurement of Performance Criteria against goals excludes the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by Generally Accepted Accounting Principles and as identified in the financial statements or Management’s Discussion and Analysis in the Annual Report. Performance Criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

1.20.      Performance Shares

Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock or Stock Units, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.21.      Plan

Plan means the Central Virginia Bankshares, Inc. 2006 Stock Incentive Plan.

1.22.      SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.23.      Stock Award

Stock Award means Common Stock or Stock Units awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under the Company’s incentive compensation or deferral plan or any successor thereto.

1.24.      Stock Unit

Stock Unit means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common

Stock on the date of payment. Each Stock Unit Award shall be adjusted (from the date of grant to the date of payment), to reflect the payment of dividends on the comparable number of shares of Common Stock and the adjustment shall be in the form of additional Stock Units as if such dividends had been invested in Common Stock on the dividend payment date.

1.25.      Subsidiary

Subsidiary means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest that represents, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock or other ownership or equity interest units issued by such corporation, partnership, joint venture, unincorporated association or other entity.

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Subsidiaries and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of Options, both incentive stock options that qualify under Code Section 422 and non-qualified options, SARs, Stock Awards, Stock Units, Incentive Awards and Performance Shares.

No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, Stock Unit, Incentive Award or an award of Performance Shares, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SA R may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares, Stock Unit or Incentive Award may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Subsidiary.

ARTICLE V

STOCK SUBJECT TO PLAN

5.01.      Shares Issued

Upon the Award of shares of Common Stock pursuant to a Stock Award or in settlement of an Award of Performance Shares, Stock Units or Incentive Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.      Aggregate Limit

 (a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares, Stock Units and Incentive Awards is 100,000 shares plus any shares of Common Stock remaining available for grant under the Central Virginia Bankshares, Inc. 1998 Incentive Plan (the “Prior Plan”) on the effective date of the Plan. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article XII.

(b) Any Awards that are substituted pursuant to Article XIII shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or combination.

(c) Awards made as a material inducement to a person becoming an employee of the Company or any Subsidiary, including new employees in connection with a merger or acquisition, or a former employee being rehired as an employee following a bona fide period of interruption of employment, shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan if the Committee determines to not grant such Awards under the Plan.

5.03.      Reallocation of Shares

(a) If any shares of Common Stock subject to an Award or to an award under the Prior Plan are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock or any Award under the Prior Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of Common Stock subject to such Award or award under the Prior Plan, the shares of Common Stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to paragraph (c) below.

(b) If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or award under the Prior Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan or awards under the Prior Plan, the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

(c) Any shares of Common Stock that are reallocated pursuant to this Section 5.03 shall increase the maximum aggregate number of shares available for issuance under the Plan by one share of Common Stock.

ARTICLE VI

OPTIONS

6.01.      Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award; provided, however that no Participant may be granted Options in any calendar year covering more than fifteen percent (15%) of the shares of Common Stock remaining available for issuance under this Plan.

6.02.      Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.      Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.      Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.      Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.      Employment or Service

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), and in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.      Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.      Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator or to the extent permitted under the Agreement, by a cashless exercise through a securities broker. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.      Change in Control

Section 6.07 to the contrary notwithstanding, unless an outstanding Option is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.  An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.      Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

ARTICLE VII

SARS

7.01.      Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such Award; provided, however, that (i) no Participant may be granted Corresponding SARs of common stock (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code and (ii) no Participant may be granted SARs in any calendar year covering more than fifteen percent (15%) of the shares of Common Stock remaining available for issuance under this Plan. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award.

7.02.      Maximum SAR Period

The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.      Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.      Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, a SAR, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.      Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.      Change in Control

Section 7.05 to the contrary notwithstanding, unless the outstanding SAR is assumed, converted or replaced with an equivalent award by the continuing entity, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.  A SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.      Employment or Service

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.      Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.09.      Shareholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII

STOCK AWARDS

8.01.      Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than fifteen percent (15%) of the shares of Common Stock remaining available for issuance under this Plan.

8.02.      Vesting

The Administrator, on the date of the Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction for at least three years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XII or in settlement of benefit obligations under the Company’s incentive compensation or deferral plans. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.      Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the

Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.      Change in Control

Sections 8.02 and 8.03 to the contrary notwithstanding, unless an outstanding Stock Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.

8.05.      Shareholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX

PERFORMANCE SHARE AWARDS

9.01.      Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than fifteen percent (15%) of the shares of Common Stock remaining available for issuance under this Plan.

9.02.      Earning the Award

The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XII. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Company or a Subsidiary for a stated period and that the Company, a Subsidiary, the Company and its Subsidiaries or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

9.03.      Payment

In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock, grant of Stock Units or a combination of cash, Common Stock and/or Stock Units. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.      Shareholder Rights

No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.      Nontransferability

Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.      Transferable Performance Shares

Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however, that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.      Employment or Service

In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.      Change in Control

Section 9.02 to the contrary notwithstanding, upon a Change in Control, unless an outstanding Performance Share Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Performance Share Award shall be earned pro-rata based on the fraction (using nearest whole months) of the performance period that has elapsed from the beginning of the performance period until the Control Change Date. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.  The amount payable for Performance Shares that are earned pursuant to this Section 9.08 shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion on the first day following the Control Change Date.

ARTICLE X

INCENTIVE AWARDS

10.01.      Award

The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $50,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $4,167 and (ii) the number of months in the performance period.

10.02.      Terms and Conditions

The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year but no more than five years after the grant of the Incentive Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries or the Participant achieve stated objectives, including objectives stated with reference to Performance Criteria. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, disability, or retirement.

10.03.      Payment

In the discretion of the Administrator, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

10.04.      Nontransferability

Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.      Transferable Incentive Awards

Section 10.04 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.      Employment or Service

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.      Change in Control

Section 10.02 to the contrary notwithstanding, unless an outstanding Incentive Award is assumed, replaced or converted to an equivalent award by the continuing entity, upon a Change in Control, each outstanding Incentive Award shall be earned pro-rata based on the fraction (using nearest whole months) of the performance period that has elapsed from the beginning of the performance period until the Control Change Date. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.

10.08.      Shareholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as to shareholder of the Company or any Subsidiary on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI

STOCK UNITS

11.01.      Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that in any calendar year no Participant may be awarded Stock Units for more than fifteen percent (15%) of the shares of Common Stock remaining available for issuance under this Plan.

11.02.      Earning the Award

The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the Settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XIII. By way of example and not of limitation, the Performance Criteria or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Subsidiary for a stated period or that the Company, a Subsidiary, the Company and its Subsidiaries or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

11.03.      Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.      Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

11.05.      Shareholder Rights

No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.      Change in Control

Section 11.02 to the contrary notwithstanding, unless an outstanding Stock Unit is assumed, replaced or converted to an equivalent award by the continuing entity, each Stock Unit shall be earned in its entirety as of a Control Change Date without regard to whether any Performance Criteria or other condition to which the award is subject have been met. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control (i) by the Participant for good reason or (ii) by the continuing entity for reasons other than cause.

ARTICLE XII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, or (b) there occurs any other event which, in the judgment of the Committee necessitates such action.  Any such adjustment of outstanding Options or SARs must satisfy the requirements of the Treasury Regulation section 1.424-1 and section 409A of the Code.  Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate; provided, however, that any such substitution of outstanding options or SARs must satisfy the requirements of Code Section 409A and Treasury Regulations thereunder.

ARTICLE XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share, Incentive Award or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Stock Unit or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV

GENERAL PROVISIONS

14.01.      Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right or power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

14.02.      Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.      Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.      Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

ARTICLE XV

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XVI

DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVII.  Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

Options, SARs, Incentive Awards, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Award, Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

[FORM OF PROXY]

☒

PLEASE MARK VOTES

REVOCABLE PROXY

AS IN THIS EXAMPLE

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS		With- For All For hold Except 1. Election of Directors: ☐ ☐ ☐
Proxy Solicited by the Board of Directors		Elwood C. May	Roseleen P. Rick	William C. Sprouse, Jr.
		Larry D. Wallace	Phoebe P. Zarnegar

The undersigned hereby constitutes John B. Larus and James T. Napier or either one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Central Virginia Bankshares, Inc. held of record by the undersigned on March 16, 2006, at the Annual Meeting of Shareholders to be held at the Powhatan Village Building (the former Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on Tuesday, April 25, 2006, at 10:00 a.m., or any adjournment thereof, for the following purposes:

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

For

Against

Abstain

2.

Approval of the 2006 Stock

☐

   ☐

    ☐

Incentive Plan.

For

Against

Abstain

3.

To ratify the appointment of

☐

   ☐

    ☐

Yount, Hyde & Barbour, P.C., an

independent registered public

accounting firm, to serve as our

independent auditors for the year

ending December 31, 2006.

4. To vote on such other business as may properly come before the meeting.
Please check this box if you plan to attend the Annual Meeting of Shareholders. Ù☐
Please be sure to sign and date this Proxy in the box below.	Date

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.
Shareholder sign above Co-holder (if any) sign above

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲
CENTRAL VIRGINIA BANKSHARES, INC. 2036 New Dorset Road P. O. Box 39 Powhatan, Virginia 23139-0039
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.